AFT/Cognigen                    First Right of Refusal              1

6/22/2005
                 AN AGREEMENT GRANTING A FIRST RIGHT OF REFUSAL
                          TO PURCHASE ENTERPRISE ASSETS

THIS  AGREEMENT is entered  into this 20th day of June,  2005 by and between the
Anderson Family Trust No. 1 (hereinafter  "AFT) as Grantor and Seller;  Cognigen
Networks, Inc. (hereinafter "Cognigen") as Grantee and Buyer; collectively known as the "Parties"; subject to the following declarations, terms and conditions:

                                  DECLARATIONS

1.   AFT is a duly  organized  private  trust under the statutes of the state of
     Washington.
2.   AFT owns an  independent  representative  agency  denominated  the  Cantara
     Agency  (hereinafter  "Cantara")  granted by  Cognigen  pursuant to a Stock
     Redemption  Agreement between the Parties dated November 30, 2001 (11-30-01
     Agreement").
3.   AFT wishes to sell for cash and Cognigen wishes to buy the assets that make up Cantara.
4.   AFT, at this time, is actively entertaining offers to purchase Cantara, and is willing to provide  Cognigen with an assurance and advantage in pursuing a possible purchase.
5.   Cognigen wants to avail itself of an advantage and assurance in its pursuit of purchasing Cantara.
6.   The  particularities  and details of the enterprise  assets which currently compose Cantara are further  described in the 11-30-01  Agreement,  and the attached schedule of commission payments prepared by Cognigen.
7.   AFT in  consideration  of the fee  described  herein does hereby grant unto
     Cognigen a First Right of Refusal (hereinafter "FRR")to Purchase Cantara as further described in the following Terms and Conditions:

                              TERMS AND CONDITIONS

8.   AFT  grants  for a period  ending at 11:59  P.M.,  December  31,  2005,  an exclusive FRR to purchase  Cantara under terms and conditions  identical to those offered by any other third party.

9.   If AFT  receives an offer to purchase  Cantara,  and decides to accept said offer, it must first  communicate  said offer detailing  amount,  terms and conditions  of purchase to Cognigen no less than ten working  days prior to the date on which it must accept or reject the third party offer.

10.  Cognigen must respond to AFT by exercising or declining to exercise its FRR in writing prior to the  expiration  of the ten day period  provided for in paragraph 9. If there is no written response within the ten day period, AFT shall consider the FRR waived on the part of Cognigen.

11.  Cognigen  agrees to pay to AFT upon  execution of this Agreement the sum of
     $15,000 as a fee for the  granting of this FRR.  Said fee shall be credited against the  purchase  price in the event  Cognigen  exercises  its FRR and purchases  Cantara or will be  refunded  in the event  Cantara is sold to a third party for which  Cognigen was not provided  with the  opportunity  to exercise  its FRR. If Cognigen  does not  exercise the FRR and Cognigen was provided with the opportunity to exercise its FRR, the fee paid by Cognigen shall be fully earned by AFT. If the fee is to be refunded to Cognigen,  it shall be refunded within ten days after the event causing the refund.

12.  The Parties have not agreed to a purchase price or terms and conditions for the sale and purchase of Cantara,  however  prior  discussions  between the
     Parties  have  elicited  from AFT a valuation  that is the product of three times gross annual revenue. No firm selling or buying price has been set by either AFT or Cognigen.

13.  Nothing herein shall preclude Cognigen from initiating a direct purchase of
     Cantara from AFT, according to independent terms negotiated specifically by and between the Parties  prior to any tender of an offer from a prospective third-party purchaser.

14.  In the event  Cognigen  proposes such specific terms and conditions for the purchase of Cantara,  such terms and  conditions  shall not be disclosed to any potential  third-party  purchaser.  The underlying intent is to prevent competitive bidding and price inflation.

15.  The Parties  acknowledge and declare that neither  individually nor jointly have they  agreed in advance to a  purchase/sale  price or to the terms and conditions  fo  such a  sale,  and  that no  commitment  to set a  mutually acceptable price, terms and conditions exists between the Parties as of the date of this agreement.

June 20, 2005

Anderson Family Trust                                 Cognigen Networks, Inc.

By: /s/ Peter Tilyou                                   By: /s/Thomas S. Smith
--------------------                                   ----------------------
Peter Tilyou, Trustee                                  Thomas S. Smith, President

Schedule of  "Cantara"  payments  made from  November  2001  through  June 2004.
Prepared July 1, 2004 by Michael R. Harper.

                                                                                                          Fiscal
Date           Check No.          Payment Amount             Annual Totals    Comment                     Amount
--------------------------------------------------------------------------------------------------------------------------------
 11/01/01 San Luis Obispo.          30,000.00
2001 Total                                                   30,000.00
01/02/02              33213         14,584.00
01/31/02              33293         32,000.00
02/26/02              33379         34,000.00
03/26/02              33462         32,000.00
04/26/02              33561         33,000.00
05/28/02              28988         36,000.00
06/28/02              33756         36,622.00                                                            248,206.00
07/11/02              33792         12,000.00
07/25/02              33829         29,000.00
08/29/02              33934         41,000.00
09/27/02              33997         41,000.00
10/29/02              34001         45,000.00
11/27/02              32805         45,000.00                            Last capped payment.
12/31/02              30829         45,046.81
2002 Total                                                  476,252.81
1/30/03               30830         48,769.61
3/3/03                30832         47,412.87
4/1/03                30839         43,507.74
4/30/03               34702         48,391.94
5/29/03               34765         43,627.87
6/29/03               46400         45,645.37                                                            535,402.21
7/28/03               34909         46,482.63
8/28/03               30998         42,913.45
9/29/03               35067         42,632.55
10/29/03              35139         42,573.47
12/1/03               35201         44,799.53
12/30/03              35250         41,443.70
2003 Total                                                  538,200.73
1/28/04           Wire Transfer     44,928.84
3/1/04            Wire Transfer     41,910.00
3/29/04           Wire Transfer     46,314.86
4/29/04           Wire Transfer     41,522.53
5/28/04           Wire Transfer     46,698.07
6/29/04           Wire Transfer     44,294.15                                                            526,513.78
07/30/04          Wire Transfer     41,318.89
08/30/04          Wire Transfer     40,173.84
09/29/04          Wire Transfer     41,054.40
10/29/04          Wire Transfer     41,549.70
11/29/04          Wire Transfer     43,418.02
12/28/04          Wire Transfer     40,633.47
01/01/05                            41,049.40               513,816.77
02/01/05                            46,703.65
03/01/05                            46,502.65                                                            382,404.02
04/01/05                            45,183.96
05/01/05                            44,577.03
                                                            224,016.69                                    89,760.99

                                                         -------------                                -------------

Total since inception                                     1,782,287.00                           -     1,782,287.00
                                                         =============                                =============